UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 2, 2019

MERSANA THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38129	04-3562403
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

840 Memorial Drive Cambridge, MA 02139
Cambridge, MA	02139
(Address of principal executive offices)	(Zip Code)

(Registrant’s telephone number, including area code): (617) 498-0020

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.02              Termination of a Material Definitive Agreement.

On January 2, 2019, Mersana Therapeutics, Inc. (the “Company”) received notices from Millennium Pharmaceuticals, Inc. (“Millennium”) stating that Millennium was exercising its rights to: (a) terminate the Development Collaboration and Commercial License Agreement between the Company and Millennium, dated January 29, 2016 (the “Development and License Agreement”), upon 30 days’ prior written notice pursuant to Section 14.2 of the Development and License Agreement; and (b) terminate the Amended and Restated Research Collaboration and Commercial License Agreement between the Company and Millennium, dated January 29, 2016 (the “Research Collaboration and License Agreement”), upon 45 days’ prior written notice pursuant to Section 13.2 of the Research Collaboration and License Agreement.  The Development and License Agreement and the Research Collaboration and License Agreement provide for the global development and commercialization of XMT-1522 and the development and commercialization of ADC product candidates utilizing the Company’s Fleximer polymer scaffold, respectively.  A description of the material terms and conditions of the Development and License Agreement and the Research Collaboration and License Agreement have been disclosed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2017.  Millennium’s delivery of these notices followed discussions between the two parties whereby they mutually agreed to discontinue the strategic partnerships outlined in the Development and License Agreement and the Research Collaboration and License Agreement. The Company and Millennium will wind down activities under the Development and License Agreement over the course of the 30-day notice period and the Research Collaboration and License Agreement over the course of the 45-day notice period.  As a result of a strategic evaluation and in connection with the termination of the Development and License Agreement, the Company has determined that it will prioritize its resources to focus on the advancement of XMT-1536 and will terminate further development of XMT-1522.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERSANA THERAPEUTICS, INC.

By:	/s/ Eva Jack
Eva Jack President and Chief Executive Officer

Date: January 4, 2019